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Sleepy's, Inc & Affiliates
Listing of Corporations

  The following is a list of corporations that are currently wholly-owned by Harry Acker, Chairman of the Board and Chief Executive Officer of the Company. Prior to the effectiveness of this offering, all of the outstanding capital stock of each of these corporations will be contributed to the Company.


                                                          STATE OF
          NAME OF CORPORATION                           INCORPORATION
- ---------------------------------------------------------------------
 Active Sleepy's Stores
 ----------------------
 Sleepy's of Patchogue, Inc.                            New York
 Sleepy's of West Babylon, Inc.                         New York
 Sleepy's of Bay Shore, Inc.                            New York
 Sleepy's of Bensonhurst, Inc.                          New York
 Sleepy's of Broadway, Inc.                             New York
 Sleepy's of Livingston Street Inc.                     New York
 Sleepy's of Kings Highway, Inc.                        New York
 Sleepy's of Selden, Inc.                               New York
 Sleepy's of Yonkers, Inc. (Commack)                    New York
 Barthel Inc.-Bay Ridge                                 New York
 Sleepy's of Edison, Inc.                              New Jersey
 Sleepy's of Hanover, Inc.                             New Jersey
 Sleepy's of Queens Boulevard, Inc.                     New York
 Sleepy's of 57th Street, Inc.                          New York
 Sleepy's of Forest Avenue, Inc.                        New York
 Sleepy's of Forest Hills, Inc.                         New York
 Sleepy's of Farmingdale, Inc.                          New York
 Barthel Inc.-Kings Plaza                               New York
 Sleepy's of Oakdale, Inc.                              New York
 Sleepy's of Hoboken, Inc.                             New Jersey
 Sleepy's of Hasbrouck Heights, Inc.                   New Jersey
 Sleepy's of West Hempstead, Inc.                       New York
 Sleepy's of Herald Square, Inc.                        New York
 Sleepy's of Hylan Boulevard, Inc.                      New York
 Sleepy's of Oceanside, Inc.                            New York
 Sleepy's of Manhasset, Inc.                            New York
 Sleepy's of Rockaway Turnpike, Inc.                    New York
 Sleepy's of Mamaroneck, Inc.                           New York
 Sleepy's of Mt. Kisco, Inc.                            New York
 Merrick Sleep Center, Inc.                             New York
 Sleepy's of Huntington, Inc.                           New York
 Sleepy's of Parkchester, Inc.                          New York
 Sleepy's of Route 4, Inc.                             New Jersey
 Sleepy's of Park Slope, Inc.                           New York
 Sleepy's of Ridgewood, Inc.                            New York
 Sleepy's of Richmond Hill, Inc.                        New York
 Sleepy's of Riverhead, Inc.                            New York
 Sleepy's of Rocky Point, Inc.                          New York
 Sleepy's of Rosedale, Inc.                             New York
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

                                                         STATE OF
           NAME OF CORPORATION                         INCORPORATION
- --------------------------------------------------------------------
 1453 Center Corporation-Carle Place                    New York
 Sleepy's of Sixth Avenue, Inc.                         New York
 Sleepy's of Nanuet, Inc.                               New York
 Sleepy's of Lynbrook, Inc.                             New York
 Sleepy's of Third Avenue, Inc.                         New York
 Plainedge Bedding Corporation, Inc.                    New York
 Sleepy's of 86th Street, Inc.                          New York
 Sleepy's of Little Falls, Inc.                        New Jersey
 Sleepy's of Watchung, Inc.                            New Jersey
 Sleepy's of White Plains, Inc.                         New York
 Sleepy's of Bridgehampton, Inc.                        New York
 Sleepy's of Route 107, Inc.                            New York
 K.S. Acquisitions Corporation-Carle Place              New York
 Sleepy's of Secaucus, Inc.                            New Jersey
 Sleepy's of West New York, Inc.                       New Jersey
 Sleepy's of Lawrence, Inc.                             New York
 Sleepy's of Massapequa, Inc.                           New York
 Sleepy's of Yonkers, Inc. (Yonkers)                    New York
 Sleepy's of Smithtown, Inc.                            New York
 Sleepy's of Ozone Park, Inc.                           New York

   Active Kleinsleep Stores
   ------------------------
 K.S. Acquisition Corporation                           New York
 K.S. Acquisition Corporation                           New York
 Sleepy's of Rego Park, Inc.                            New York
 Kleinsleep of Paramus, Inc.                            New Jersey
 Kleinsleep Of Southampton, Inc.                         New York
 Sleepy's of Yonkers, Inc. (Hicksville)                  New York
 Kleinsleep of Broadway, Inc.                            New York
 Kleinsleep of Westport, Inc.                          Connecticut
 Kleinsleep of Manhasset, Inc.                           New York
 Kleinsleep of Upper Broadway Inc.                       New York




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

                                                    STATE OF
  NAME OF CORPORATION                             INCORPORATION
- ---------------------------------------------------------------
 Inactive Stores & Other Corporations
 ------------------------------------
 K.S. Acquisition Corporation                           New York
 Kleinsleep of Queens Boulevard, Inc.                   New York
 Kleinsleep of Westbury, Inc.                           New York
 Barthel Inc.-Flushing                                  New York
 Sleepy's of Bayside, Inc.                              New York
 Sleepy's of Downtown, Inc.                             New York
 Sleepy's of East Meadow, Inc.                          New York
 Sleepy's of Hempstead Turnpike, Inc.                   New York
 Sleepy's of Staten Island, Inc.                        New York
 Sleepy's of Route 17, Inc.                            New Jersey
 Sleepy's of Hicksville, Inc.                           New York
 Sleepy's of Astoria, Inc.                              New York
 Sleepy's of Heartland, Inc.                            New York
 Sleepy's of Levittown                                  New York
 Sleepy's of Paramus, Inc.                              New York
 Sleepy's of Port Jefferson, Inc.                       New York
 Sleepy's of 23rd Street, Inc.                          New York
 Sleepy's of East Brunswick, Inc.                      New Jersey
 Sleepy's of Ramsey, Inc.                              New Jersey
 Sleepy's of Totowa, Inc.                              New Jersey
 Sleepy's of Wappingers Falls, Inc.                     New York
 Sleepy's of the Village, Inc.                          New York
 Sleepy's of Wainscott, Inc.                            New York
 Sleepy's Bedding Centers Inc. (CT)                   Connecticut
 Sleepy's Bedding Centers Inc. (MD)                     Maryland
 Sleepy's Bedding Centers, Inc. (FL)                    Florida
 Sleepy's Inc.                                         New Jersey
 Sleepy's Location of New Jersey, Inc.                 New Jersey
 Sleepy's Location Holding, Inc.                        New York
 Sleepy's of 59th Street, Inc.                          New York
 Sleepworld of Biscayne, Inc.                           Florida
 Sleepworld of Kendall, Inc.                            Florida
 Sleepy's of Plantation, Inc.                           Florida
 Andhar, Inc.                                           Florida
 DAV Consulting, Inc.                                   New York
 Harand, Inc.                                           Florida





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

                                                     STATE OF
    NAME OF CORPORATION                           INCORPORATION
- ---------------------------------------------------------------
  Bedding Discount Center, Inc. (FL)               Florida
  BDC Realty Corporation                           New York
  Ackers Bedding Centers, Inc.                     New York
  David Acker Associates, Inc.                     New York
  Acker & Wexler, Inc.                             New York

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